                                                                    EXHIBIT 10.8

                                   SUBLEASE
                            401 EAST MIDDLEFIELD RD.

     This Sublease ("Sublease"), dated March 19, 1998 for reference purposes only, is entered into by and between Netscape Communications, Inc., a Delaware corporation ("Netscape") and Open TV, Inc., a Delaware corporation ("Open TV").

                                    Recitals

     A. Netscape leases certain premises consisting of an industrial building containing approximately 36,257 square feet, located at 401 East Middlefield Road, Mountain View, California, pursuant to that certain Lease dated April 10, 1997, between Middlefield Road Joint Venture as Lessor (the "Prime Landlord") and Actra Business Systems as Lessee (as successor in interest to Netscape) (the "Prime Lease"), as more particularly described therein (the "Premises"). Capitalized terms used but not defined herein have the same meanings as they have in the Prime Lease.

     B. Netscape desires to sublease the Premises to Open TV, and Open TV desires to sublease the Premises from Netscape on the terms and provisions hereof.

     Now, Therefore, in consideration of the mutual covenants and conditions contained herein, Netscape and Open TV covenant and agree as follows:

                                   Agreement

     1. Premises. On and subject to the terms and conditions below, Netscape hereby leases to Open TV, and Open TV hereby leases from Netscape, the Premises. The Premises contain approximately 36,257 square feet.

     2.   Term.

          (a) This Sublease shall commence on May 15, 1998 (the "Commencement Date"), provided Netscape has theretofore obtained the consent of Prime Landlord, and shall expire at 11:59 p.m. on February 27, 2001, unless sooner terminated pursuant to any provision hereof.

          (b) Pursuant and subject to the terms of the Prime Lease, Netscape has an option to renew the Prime Lease for an additional five (5) year term. Notwithstanding the termination date in subsection (a) above, Netscape agrees that it will exercise its option to extend the Prime Lease, and the term of this Sublease will be extended for an additional five (5) years upon satisfaction of all of the following conditions:

               (i) Open TV gives Netscape irrevocable written notice of its desire to have the option exercised not less that nine (9) months prior to February 27, 2001 ("Notice of Exercise");

               (ii) As of the date of the Notice of Exercise, Open TV shall not (with respect to this Sublease or to that certain Sublease of 415 East Middlefield Road of even date herewith (the "415 Sublease")) be in default, shall not have been in material default within the twelve (12) months prior to the Notice of Exercise, and there shall not be then in existence any material event of default or any event which, with notice or the passage of time or both would constitute a material event of default;

               (iii) Open TV agrees to extend this Sublease for an additional five year term, on the same terms as contained herein except that base rent shall be adjusted to equal the adjusted base rental payable by Netscape under the Prime Lease;

               (iv) Open TV agrees to extend the 415 Sublease for an additional five-year term, on the same terms as contained in the 415 Sublease, except that base rent shall be adjusted to equal the base rent payable by Netscape for the premises with is the subject of the 415 Sublease (the "415 East Middlefield Premises"); and

               (v) As of the date of extension of this Sublease and the 415 Sublease, there then exists no event of default or any event which, with notice or the passage of time or both would constitute an event of default, hereunder or under the 415 Sublease.

     3. Possession. Possession of the Premises ("Possession") shall be delivered to Open TV on the Commencement Date. If for any reason Netscape does not deliver Possession to Open TV on the Commencement Date, Netscape will not be subject to any liability for this failure, the termination date will not be extended by the delay, and the validity of this Sublease will not be impaired. Rent shall be abated until delivery of Possession. However, if Netscape has not delivered Possession (and possession of the 415 East Middlefield Premises) to Open TV within twenty-five (25) days after the Commencement Date, Open TV shall have five (5) days to notify Netscape in writing of its intention to cancel this Sublease and the 415 Sublease. Such notice will set forth an effective date for the cancellation, which will be at least five (5) days after delivery of notice to Netscape. If Netscape delivers Possession and possession of the 415 East Middlefield Premises to Open TV on or before the effective date of such cancellation, this Sublease will remain in full force. If Netscape fails to deliver Possession and possession of the 415 East Middlefield Premises to Open TV on or before such effective date, this Sublease will be canceled. Upon cancellation, all deposits previously paid by Open TV to Netscape in connection with this Sublease will be returned to Open TV, this Sublease will be terminated and Netscape will have no liability to Open TV because of this delay or cancellation.

     4.   Rent.

          (a) Commencing on the Commencement Date and continuing throughout the term of this Sublease, Open TV shall pay monthly rent ("Rent") to Netscape in the following amounts:

            Period                                      Amount
            ------                                      ------
            May 15, 1998 through May 14, 1999           $81,578.25
            May 15, 1999 through May 14, 2000           $85,203.95
            May 15, 2000 through February 28, 2001      $88,829.65

          (b) Rent shall be payable to Netscape in lawful money of the United States, in advance, without prior notice, demand, or offset, on or before the first day of each calendar month during the term hereof. All Rent shall be paid to Netscape at the address specified for notice to Netscape in Section 17, below. If the Commencement Date does not fall on the first day of a calendar month, Rent for the first month shall be prorated on a daily basis based upon a thirty-day calendar month.

          (c) Upon execution of this Sublease, Open TV shall pay to Netscape the sum of Eighty One Thousand Five Hundred Seventy Eight Dollars and Twenty Five Cents ($81,578.25), constituting payment in advance of the first month's Rent, together with the Security Deposit, as set forth in Section 5 below.

          (d) In the event of any casualty or condemnation affecting the Premises, Rent payable by Open TV shall be abated hereunder, but only if, and in the same proportion that, Rent under the Prime Lease is abated; and except as otherwise provided for herein, Open TV waives any right to terminate the Sublease in connection with such casualty or condemnation except to the extent the Prime Lease is also terminated as to the Premises or any portion thereof.
In the event that the Premises and the 415 East Middlefield Premises are both effected by a casualty or by condemnation and Netscape is entitled, pursuant to the Prime Lease and its lease of the 415 East Middlefield Premises to terminate its leasehold interest in both properties, then Open TV, upon written notice given to Netscape in accordance with the applicable provision of Paragraph 25 or 27 of the Prime Lease may elect to terminate this Sublease, on condition that Open TV likewise terminate the 415 Sublease.

     5.   Security Deposit.

          (a) Upon execution of this Sublease, Open TV shall deposit with Netscape the sum of One Hundred Sixty Three Thousand One Hundred Fifty Six Dollars and Fifty Cents ($163,156.50) as a security deposit ("Security Deposit").

          (b) If Open TV fails to pay Rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Netscape may use or apply all or any portion of the Security Deposit for the payment of any Rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Netscape may become obligated by reason of Open TV's default or breach, or for any loss or damage sustained by Netscape as a result of Open TV's default or breach. If Netscape so uses any portion of the Security Deposit, Open TV shall restore the Security Deposit to the full amount originally deposited within ten (10) days after Netscape's written demand. Netscape shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. The Security Deposit, or so much thereof as had not theretofore been applied by Netscape, shall be returned to Open TV within thirty (30) days of the expiration or earlier termination of this Sublease, provided Open TV has vacated the Premises.

     6. Assignment and Subletting. Open TV may not assign, sublet, transfer, pledge, hypothecate or otherwise encumber the Premises, in whole or in part, or permit the use or occupancy of the Premises by anyone other than Open TV, unless Open TV has obtained

Netscape's consent thereto (which shall not be unreasonably withheld) and the consent of Prime Landlord. Regardless of Netscape's consent, no subletting or assignment shall release Open TV of its obligations hereunder. Any rent or other consideration payable to Open TV in excess of the Rent payable to Netscape hereunder ("Bonus Rent") shall be divided equally between Netscape, Prime Landlord, and Open TV after first reimbursing Open TV for brokerage fees or any reasonable cost incurred to effectuate such sublease or assignment.

     7. Condition of Premises. Open TV has used due diligence in inspecting the Premises and agrees to accept and Premises in "as-is" condition and with all faults as of the date of Open TV's execution of this Sublease, without any representation or warranty of any kind or nature whatsoever, or any obligation on the part of Netscape to modify, improve or otherwise prepare the Premises for Open TV's occupancy, except as otherwise provided in Section 8 hereof. By entry hereunder, Open TV accepts the Premises in their present condition and without representation or warranty of any kind by Netscape, except as otherwise provided for herein. Open TV hereby expressly waives the provisions of subsection 1
Section 1932 and Sections 1941 and 1942 of the California Civil Code and all rights to make repairs at the expense of Netscape as provided in Section 1942 of said Civil Code.

     8. Condition of the Premises upon Commencement. Netscape agrees that the building systems of the Premises, including all HVAC, electrical, and plumbing systems, and the roof membrane will be in good operating condition and repair as of the Commencement Date. Additionally, Netscape agrees to provide the following at its sole cost and expense: (i) to have the Premises cleaned by a professional cleaning service (including, as required, carpets shampooed and floors polished and other typical services performed by a professional building cleaning service); (ii) to cause to be installed two (2) pair of double doors and one (1) single door as described in Exhibit A; and (iii) to complete the interior improvements of the premises, including installation of carpeting, light fixtures, window coverings, painting and installation of a dropped ceiling.

     9. Use. Open TV may use the Premises only for the purposes as allowed in the Prime Lease, and no other purpose. Open TV shall promptly comply with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term of this Sublease governing, affecting and regulating the Premises, including but not limited to the use thereof. Open TV shall not use or permit the use of the Premises in a manner that will create waste or a nuisance, interfere with or disturb other tenants in the Building or violate the provisions of the Prime Lease.

     10. Parking. Open TV shall have such parking rights as Netscape may have in connection with the Premises pursuant to the Prime Lease.

     11. Alterations. Subject to compliance with applicable provisions of the Prime Lease, including obtaining the consent of the Prime Landlord, if required, Open TV shall be entitled to make alterations, additions, improvements and utility installations in or to the Premises without the prior consent of Netscape, so long as each of the same (i) do not exceed the sum of $10,000 in cost (or $20,000 aggregate in any annual period); (ii) are installed or constructed by licensed contractors in compliance with all applicable laws, codes and regulations; (iii) do not affect any structural or exterior portions of the Building or adversely affect the Building electrical, plumbing or HVAC systems: and (iv) are removed by Open TV and the Premises restored to its original condition, upon expiration or earlier termination of this Sublease, if required by the Prime Landlord. Netscape shall not unreasonably withhold its consent to any alterations proposed by Open TV.

     12.  Incorporation of Prime Lease

          (a) All of the terms and provisions of the Prime Lease, except as provided in subsection (b) below, are incorporated into and made a part of this Sublease and the rights and obligations of the parties under the Prime Lease are hereby imposed upon the parties hereto with respect to the Premises, Netscape being substituted for the "Lessor" in the Prime Lease, and Open TV being substituted for the "Lessee" in the Prime Lease. A copy of the Prime Lease is attached hereto as Exhibit B. It is further understood that where reference is made in the Prime Lease to the "Premises," the same shall mean the Premises as defined herein; where reference is made to the "Commencement Date," the same shall mean the Commencement Date as defined herein; and where reference is made to the "Lease," the same shall mean this Sublease.

          (b) The following Paragraphs of the Prime Lease are not incorporated herein: The introductory Paragraph entitled Parties, Paragraphs 3, 4, 5, 6, the first sentence of 7, 23, 25, 26, 27, 35, 36, 37, the first sentence of 39, 40, 41 and the Addendum as it relates to Paragraphs 25, 27, and 29.

          (c) Open TV hereby assumes and agrees to perform for Netscape's benefit, during the term of this Sublease, all of Netscape's obligations with respect to the Premises under the Prime Lease, except as otherwise provided herein. Open TV shall not commit or permit to be committed any act or omission which violates any term or condition of the Prime Lease. Except as otherwise provided herein, this Sublease shall be subject and subordinate to all of the terms of the Prime Lease.

     13. Insurance. Open TV shall be responsible for compliance with the insurance provisions of the Prime Lease. Such insurance shall insure the performance by Open TV of its indemnification obligations hereunder and shall name Prime Landlord and Netscape as additional insureds. All insurance required under this Sublease shall contain an endorsement requiring thirty (30) days written notice from the insurance company to Open TV and Netscape before cancellation or change in the coverage, insureds or amount of any policy. Open TV shall provide Netscape with certificates of insurance evidencing such coverage prior to the commencement of this Sublease.

     14. Utilities. Open TV shall pay for all water, gas, heat, light, power, telephone services and all other service supplied to the Premises.

     15. Signage. Subject to the provisions of the Prime Lease, Open TV shall have the right to facade signage, as well as the right to use any existing monument sign subject to all city permits and regulations.

     16. Satellite Antenna. Subject to the provisions of the Prime Lease, Open TV shall have the option at its sole cost and expense to install and operate satellite antenna disks and cables thereto on the roof of the building.

     17. Default. In addition to defaults contained in the Prime Lease, failure of Open TV to make any payment of Rent when due hereunder or any default by the subtenant under that certain Sublease between Netscape and Open TV for the premises located at 415 East Middlefield Road shall constitute an event of default hereunder.

     18. Notices. The addresses specified in the Prime Lease for receipt of notices to each of the parties are deleted and replaced with the following:

               To Netscape at:      Netscape Communications, Inc.
                                    501 East Middlefield Road
                                    Mountain View, California 94043
                                    Attn: Director of Real Estate

               With copy to:        Cooley Godward LLP
                                    5 Palo Alto Square
                                    3000 El Camino Real
                                    Palo Alto, CA 94306
                                    Attn: Toni P. Wise

               To Open TV at:       Open TV Inc.
                                    3401 A Hillview Avenue
                                    Palo Alto, CA 94304-1320
                                    Attn.: Michael J. Praisner, CFO

               After Commencement
               Date:                At the Premises

     19.  Netscape's Obligations

          (a) To the extent that the provision of any services or the performance of any maintenance or any other act respecting the Premises or Building is the responsibility of Prime Landlord (collectively "Prime Landlord Obligations"), upon Open TV's request, Netscape shall make reasonable efforts to cause Prime Landlord to perform such Prime Landlord Obligations, provided, however, that in no event shall Netscape be liable to Open TV for any liability, loss or damage whatsoever in the event that Prime Landlord should fail to perform the same, nor shall Open TV be entitled to withhold the payment of Rent or terminate this Sublease. It is expressly understood that the services and repairs which are incorporated herein by reference, including but not limited to the maintenance of exterior walls, structural portions of the roof, foundations, exterior walls and floors, will in fact be furnished by Prime Landlord and not by Netscape, except to the extent otherwise provided in the Prime Lease. In addition, Netscape shall not be liable for any maintenance, restoration (following casualty or destruction) or repairs in or to the Building or Premises, other than its obligation hereunder to use reasonable efforts to cause Prime Landlord to perform its obligations under the Prime Lease. Netscape will provide copies of all notices relating to the Premises between Netscape and the Prime Landlord.

          (b) Except as otherwise provided herein, Netscape shall have no other obligations to Open TV with respect to the Premises or the performance of the Prime Landlord Obligations.

     20. Early Termination of Sublease. For so long as Open TV is not in default of its obligations hereunder or under the 415 Sublease, Netscape agrees to maintain the Prime Lease in full force and effect during the entire term of this Sublease. If, without the fault of Netscape, the Prime Lease should terminate prior to the expiration of this Sublease, Netscape shall have no liability to Open TV on account of such termination.

     21. Consent of Prime Landlord and Netscape. If Open TV desires to take any action which requires the consent or approval of Netscape pursuant to the terms of this Sublease, prior to taking such action, including, without limitation, making any alterations, then, notwithstanding anything to the contrary herein,
(a) Netscape shall have the same rights of approval or disapproval as Prime Landlord has under the Prime Lease, and (b) Open TV shall not take any such action until it obtains the consent of Netscape and Prime Landlord, as may be required under this Sublease or the Prime Lease. Netscape agrees that it will not unreasonably withhold its consent to any action proposed by Open TV; provided, however, that it shall be conclusively deemed reasonable for Netscape to withhold its consent to any matter as to which Prime Landlord has not consented. This Sublease shall not be effective unless and until any required written consent of the Prime Landlord shall have been obtained.

     22.  Indemnity.

          (a) Except for Netscape's gross negligence or willful misconduct, Open TV shall indemnify, defend, protect, and hold Netscape and Prime Landlord harmless from and against all actions, claims, demands, costs liabilities, losses, reasonable attorney's fees, damages, penalties, and expenses (collectively "Claims") which may be brought or made against Netscape or which Netscape may pay or incur to the extent caused by (i) a breach of this Sublease by Open TV, (ii) any violation of law by Open TV or its employees, agents, contractors or invitees (collectively, "Agents") relating to the use or occupancy of the Premises, (iii) any act or omission by Open TV or its Agents resulting in contamination of any part or all of the Premises by Hazardous Materials, or (iv) the negligence or willful misconduct of Open TV or its Agents.

          (b) To the extent allowed by law, Open TV shall have the benefit of the Prime Landlord's indemnity under section 36 of the Prime Lease. Nothing contained in this paragraph shall be interpreted to include an indemnity from Netscape.

     23.  Americans with Disabilities Act.   Netscape shall use commercially
reasonable efforts to provide Open TV with the benefits of the Prime Landlord's obligations under section 40 of the Prime Lease.

     24. Brokers. Each party hereto represents and warrants that it has dealt with no broker in connection with this Sublease and the transactions contemplated herein, except Cornish & Carey Commercial/ONCOR International. Each party shall indemnify, protest, defend and hold the other party harmless from all costs and expenses (including reasonable attorneys' fees) arising from or relating to a breach of the foregoing representation and warranty. Netscape shall be solely responsible for payment of all brokers' fee's costs payable to Cornish & Carey/ONCOR International.

     25. Surrender of Premises. Upon the expiration or earlier termination of this Sublease, Open TV shall surrender the Premises in the same condition as they were in on the Commencement Date, except for ordinary wear and tear.

     26. No Third Party Rights. The benefit of the provisions of this Sublease is expressly limited to Netscape and Open TV and their respective permitted successors and assigns. Under no circumstances will any third party be construed to have any rights as a third party beneficiary with respect to any of said provisions.

     27. Counterparts. This Sublease may be signed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

     28. Rights of First Offer. In the event that Netscape decides to sublease its premises located at 455 East Middlefield Road to a nonaffiliated third party, during the term of this Sublease, Netscape shall notify Open TV of such availability and the terms and conditions on which Netscape will sublease the space. Open TV shall have (5) business days in which to notify Netscape of Open TV's decision to sublease the space under the terms and conditions contained in Netscape's notice. In the event that Open TV does not give such notice to Netscape, Open TV shall have no further right to sublease the space and Netscape shall be free to sublease the space to any other person or entity on any terms and conditions as Netscape in its good faith discretion deems appropriate. Any such sublease shall be subject to the terms and conditions of any master lease including but not limited to any required consents.

     29. Network and Data Cabling. Netscape, at no cost to Open TV, shall leave all existing network and data cabling in the Premises. The cabling will be removed from existing workstations and tagged by Netscape.

     30. Netscape Warranty. Netscape warrants that to the best of its knowledge, the Prime Lease has not been amended or modified except as expressly set forth in this Sublease; that Netscape is not in default or breach of any of the provisions of the Prime Lease; and Netscape has not received any written notice of any claim by Prime Landlord that Netscape is in default of any of the provisions of the Prime Lease.

     31. Entire Agreement. This Sublease sets forth all the agreements between Netscape and Open TV concerning the Premises, and there are no other agreements either oral or written other than as set forth in this Sublease.

     32.  Time of Essence.  Time is of the essence in this Sublease.

     IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first written above.


NETSCAPE COMMUNICATIONS, INC.                 OPEN TV INC.

By:       /s/ xx                              By:    /s/ xx
     --------------------------------------        ---------------------------

Its: Director of Real Estate and Facilities   Its:    CEO
     --------------------------------------        ---------------------------

                                   Exhibit A
                                 Modifications

                                   Exhibit B
                                  Prime Lease

                           CONSENT OF PRIME LANDLORD
                           -------------------------

     Middlefield Road Joint Venture, the Prime Landlord under the Prime Lease ("Prime Landlord") hereby consents to the Sublease attached hereto, and all of the terms and conditions contained therein. Prime Landlord further agrees that the indemnity contained in paragraph 36 of the Prime Lease shall also be for the benefit of Open TV and that the term "Lessee" as used in paragraph 36 shall include Open TV.

Middlefield Road Joint Venture,

a
     --------------------------

By:  /s/ xx
     --------------------------

Its:  Managing Partner
     --------------------------

Date: April 3, 1998
     --------------------------

                                   AGREEMENT
                          (401 East Middlefield Road)


     RE: That certain Sublease (the "Sublease") dated March 19, 1998 by and between Netscape Communications Corporation, a Delaware corporation ("Netscape") and Open T.V., Inc., a Delaware corporation ("Open TV"), for 401 East Middlefield Road, Mountain View, California.

It is agreed as follows:

1. As per Addendum addition to paragraph 26 in the prime lease (the "Prime Lease") dated April 10, 1997, by and between Middlefield Road Joint Venture ("Lessor"), and Actra Business Systems LLC, predecessor in interest to Netscape, Netscape has agreed to pay to Lessor 50% of the difference between all rents received by Netscape from Open TV which are in excess of the amount payable by Netscape under the Prime Lease, after Netscape has been reimbursed in the amount of $990,351 representing all reasonable costs incurred by Netscape to effectuate the Sublease.

2. Pursuant to paragraph 6 of the Sublease, "[a]ny rent or other consideration payable to Open TV in excess of the Rent payable to Netscape [pursuant to the Sublease] (`Bonus Rent') shall be divided equally between Netscape, Prime Landlord, and Open TV after first reimbursing Open TV for brokerage fees or any reasonable cost incurred to effectuate such sublease or assignment." In the event that Open TV elects to sublease the Premises, under no circumstances will any amount received by Netscape as Bonus Rent under its Sublease to Open TV be included in calculating amounts due to Middlefield Road Joint Venture (Lessor) in accordance with paragraph 1 above and paragraph 26 of the Prime Lease.

LESSOR                                  SUBLESSOR

Middlefield Road Joint Venture          Netscape Communications Corporation


By:       /s/ xx                        By:    /s/ xx
     -------------------------               ------------------------------
Date:     4/13/98                       Date:    4/7/98
     -------------------------               ------------------------------

                                          Director of Real Estate and Facilities

                                    SUBLEASE
                            415 EAST MIDDLEFIELD ROAD

     THIS SUBLEASE ("Sublease"), dated March 19, 1998 for reference purposes only, is entered into by and between NETSCAPE COMMUNICATIONS, INC., a Delaware corporation ("Netscape") and OPEN TV, INC., a Delaware Corporation ("Open TV").

                                    RECITALS

     A. Netscape leases certain premises consisting of an industrial building containing approximately 25,000 square feet, located at 415 East Middlefield Road, Mountain View, California, from Renault & Handley ("Prime Landlord") pursuant to that certain Lease dated December 12, 1995 (the "Prime Lease"), as more particularly described therein (the "Premises"). Capitalized terms used but not defined herein have the same meanings as they have in the Prime Lease.

     B. Netscape desires to sublease the Premises to Open TV, and Open TV desires to sublease the Premises from Netscape on the terms and provisions hereof.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, Netscape and Open TV covenant and agree as follows:

                                   AGREEMENT

     1. Premises. On and subject to the terms and conditions below, Netscape hereby leases to Open TV, and Open TV hereby leases from Netscape, the Premises. The Premises contain approximately 25,000 square feet.

     2.   Term.

          (a) This Sublease shall commence on May 15, 1998 (the "Commencement Date"), provided Netscape has theretofore obtained the consent of Prime Landlord, and shall expire at 11:59 p.m. on February 27, 2001, unless sooner terminated pursuant to any provision hereof.

          (b) Pursuant and subject to the terms of the Prime Lease, Netscape has an option to renew the Prime Lease for an additional five (5) year term. Notwithstanding the termination date in subsection (a) above, Netscape agrees that it will exercise its option to extend the Prime Lease, and the term of this Sublease will be extended for an additional five (5) years upon satisfaction of all of the following conditions:

               (i) Open TV gives Netscape Irrevocable written notice of its desire to have the option exercised not less that nine (9) months prior to February 27, 2001 ("Notice of Exercise");

               (ii) As of the date of the Notice of Exercise, Open TV shall not (with respect to this Sublease or to that certain Sublease of 401 East Middlefield Road of even date herewith (the "401 Sublease") be in default, shall not have been in material default within the twelve (12) months prior to the Notice of Exercise, and there shall not be then in existence any material event of default or any event which, with notice or the passage of time or both would constitute a material event of default;

               (iii) Open TV agrees to extent this Sublease for an additional five year term, on the same terms as contained herein except that base rent shall be adjusted to equal the adjusted base rental payable by Netscape under the Prime Lease;

               (iv) Open TV agrees to extend the 401 Sublease for an additional five-year term, on the same terms as contained in the 401 Sublease, except that base rent shall be adjusted to equal the base rent payable by Netscape for the premises with is the subject of the 401 Sublease (the "401 East Middlefield Premises"); and

               (v) As of the date of extension of this Sublease and the 401 Sublease, there then exists no event of default or any event which, with notice or the passage of time or both would constitute an event of default, hereunder or under the 401 Sublease.

     3. Possession. Possession of the Premises ("Possession") shall be delivered to Open TV on the Commencement Date. If for any reason Netscape does not deliver Possession to Open TV on the Commencement Date, Netscape will not be subject to any liability for this failure, the termination date will not be extended by the delay, and the validity of this Sublease will not be impaired. Rent shall be abated until delivery of Possession. However, if Netscape has not delivered Possession (and possession of the 401 East Middlefield Premises) to Open TV within twenty-five (25) days after the Commencement Date, Open TV shall have five (5) days to notify Netscape in writing of its intention to cancel this Sublease and the 401 Sublease. Such notice will set forth an effective date for the cancellation, which will be at least five (5) days after delivery of notice to Netscape. If Netscape delivers Possession and possession of the 401 East Middlefield Premises to Open TV on or before the effective date of such cancellation, this Sublease will remain in full force. If Netscape fails to deliver Possession and possession of the 401 East Middlefield Premises to Open TV on or before such effective date, this Sublease will be canceled. Upon cancellation, all deposits previously paid by Open TV to Netscape in connection with this Sublease will be returned to Open TV, this Sublease will be terminated and Netscape will have no liability to Open TV because of this delay or cancellation.

     4.   Rent.

          (a) Commencing on the Commencement Date and continuing throughout the term of this Sublease, Open TV shall pay monthly rent ("Rent") to Netscape in the following amounts:

          Period                                        Amount
          ------                                        ------
          May 15, 1998 through May 14, 1999             56,250.00
          May 15, 1999 through May 14, 2000             58,750.00
          May 15, 2000 through February 28, 2001        61,250.00

          (b) Rent shall be payable to Netscape in lawful money of the United States, in advance, without prior notice, demand, or offset, on or before the first day of each calendar month during the term hereof. All Rent shall be paid to Netscape at the address specified for notice to Netscape in Section 17, below. If the Commencement Date does not fall on the first day of a calendar month, Rent for the first month shall be prorated on a daily basis based upon a thirty-day calendar month.

          (c) Upon execution of this Sublease, Open TV shall pay to Netscape the sum of Fifty Six Thousand Two Hundred Fifty Dollars ($56,250.00), constituting payment in advance of the first month's Rent, together with the Security Deposit, as set forth in Section 5 below.

          (d) In the event of any casualty or condemnation affecting the Premises, Rent payable by Open TV shall be abated hereunder, but only if, and in the same proportion that, Rent under the Prime Lease is abated; and except as otherwise provided for herein, Open TV waives any right to terminate the Sublease in connection with such casualty or condemnation except to the extent the Prime Lease is also terminated as to the Premises or any portion thereof. In the event that the Premises and the 401 East Middlefield Premises are both effected by a casualty or by condemnation and Netscape is entitled, pursuant to the Prime Lease and its lease of the 401 East Middlefield Premises to terminate its leasehold interest in both properties, then Open TV, upon written noticegiven to Netscape in accordance with the applicable provisions of Paragraphs 25 or 27 of the Prime Lease, may elect to terminate this Sublease, on condition that Open TV likewise terminate the 401 Sublease.

     5.   Security Deposit.

          (a) Upon execution of this Sublease, Open TV shall deposit with Netscape the sum of One Hundred Twelve Thousand Five Hundred Dollars ($112,500.00) as a security deposit ("Security Deposit").

          (b) If Open TV fails to pay Rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Netscape may use or apply all or any portion of the Security Deposit for the payment of any Rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Netscape may become obligated by reason of Open TV's default or breach, or for any loss or damage sustained by Netscape as a result of Open TV's default or breach. If Netscape so uses any portion of the Security Deposit, Open TV shall restore the Security Deposit to the full amount originally deposited within ten (10) days after Netscape's written demand. Netscape shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. The Security Deposit, or so much thereof as had not theretofore been applied by Netscape, shall be returned to Open TV within thirty
(30) days of the expiration or earlier termination of this Sublease, provided Open TV has vacated the Premises.

     6. Assignment and Subletting. Open TV may not assign, sublet, transfer, pledge, hypothecate or otherwise encumber the Premises, in whole or in part, or permit the use or occupancy of the Premises by anyone other than Open TV, unless Open TV has obtained Netscape's consent thereto (which shall not be unreasonably withheld) and the consent of Prime

Landlord. Regardless of Netscape's consent, no subletting or assignment shall release Open TV of its obligations hereunder. Any rent or other consideration payable to Open TV in excess of the Rent payable to Netscape hereunder ("Bonus Rent") shall be divided equally between Netscape, Prime Landlord, and Open TV after first reimbursing Open TV for brokerage fees or any reasonable cost incurred to effectuate such sublease or assignment.

     7. Condition of Premises. Open TV has used due diligence in inspecting the Premises and agrees to accept the Premises in "as-is" condition and with all faults as of the date of Open TV's execution of this Sublease, without any representation or warranty of any kind or nature whatsoever, or any obligation on the part of Netscape to modify, improve or otherwise prepare the Premises for Open TV's occupancy, except as otherwise provided in Section 8 hereof. By entry hereunder, Open TV accepts the Premises in their present condition and without representation or warranty of any kind by Netscape, except as otherwise provided for herein. Open TV hereby expressly waives the provisions of subsection 1 of
Section 1932 and Sections 1941 and 1942 of the California Civil Code and all rights to make repairs at the expense of Netscape as provided in Section 1942 of said Civil Code.

     8. Condition of the Premises upon Commencement. Netscape agrees that the building systems of the Premises, including all HVAC, electrical and plumbing systems, and the roof membrane will be in good operating condition and repair as of the Commencement Date. Additionally, Netscape agrees to provide the following at its sole cost and expense: (i) to patch and touch-up interior walls as necessary and to have the Premises cleaned by a professional cleaning service (including as required, carpets shampooed and floors polished and other typical services performed by a professional building cleaning service), and (ii) to cause to be installed two (2) pair of double doors and one (1) single door as described in Exhibit A.

     9. Use. Open TV may use the Premises only for the purposes as allowed in the Prime Lease, and no other purpose. Open TV shall promptly comply with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term of this Sublease governing, affecting and regulating the Premises, including but not limited to the use thereof. Open TV shall not use or permit the use of the Premises in a manner that will create waste or a nuisance, interfere with or disturb other tenants in the Building or violate the provisions of the Prime Lease.

     10. Parking. Open TV shall have such parking rights as Netscape may have in connection with the Premises pursuant to the Prime Lease.

     11. Alterations. Subject to compliance with applicable provisions of the Prime Lease, including obtaining the consent of the Prime Landlord, if required, Open TV shall be entitled to make alterations, additions, improvements and utility installations in or to the Premises without the prior consent of Netscape, so long as each of the same (i) do not exceed the sum of $10,000 in cost (or $20,000 aggregate in any annual period); (ii) are installed or constructed by licensed contractors in compliance with all applicable laws, codes and regulations; (iii) do not affect any structural or exterior portions of the Building or adversely affect the Building electrical, plumbing or HVAC systems; and (iv) are removed by Open TV and the Premises restored to its original condition, upon expiration or earlier termination of this Sublease, if required by the

Prime Landlord. Netscape shall not unreasonably withhold consent to any alterations proposed by Open TV.

     12.  Incorporation of Prime Lease.

          (a) All of the terms and provisions of the Prime Lease, except as provided in subsection (b) below, are incorporated into and made a part of this Sublease and the rights and obligations of the parties under the Prime Lease are hereby imposed upon the parties hereto with respect to the Premises, Netscape being substituted for the "Lessor" in the Prime Lease, and Open TV being substituted for the "Lessee" in the Prime Lease. A copy of the Prime Lease is attached hereto as exhibit B. It is further understood that where reference is made in the Prime Lease to the "Premises," the same shall mean the Premises as defined herein; where reference is made to the "Commencement Date," the same shall mean the Commencement Date as defined herein; and where reference is made to the "Lease," the same shall mean this Sublease.

          (b) The following Paragraphs of the Prime Lease are not incorporated herein: The introductory Paragraph entitled Parties, Paragraphs 3, 4, 5, 6, 23, 25, 26, 27, 35, 36, 37, 38, 40, 41, and 42.

          (c) Open TV hereby assumes and agrees to perform for Netscape's benefit, during the term of this Sublease, all of Netscape's obligations with respect to the Premises under the Prime Lease, except as otherwise provided herein. Open TV shall not commit or permit to be committed any act or omission which violates any term or condition of the Prime Lease. Except as otherwise provided herein, this Sublease shall be subject and subordinate to all of the terms of the Prime Lease.

     13. Insurance. Open TV shall be responsible for compliance with the insurance provisions of the Prime Lease. Such insurance shall insure the performance by Open TV of its indemnification obligations hereunder and shall name Prime Landlord and Netscape as additional insureds. All insurance required under this Sublease shall contain an endorsement requiring thirty (30) days written notice from the insurance company to Open TV and Netscape before cancellation or change in the coverage, insureds or amount of any policy. Open TV shall provide Netscape with certificates of insurance evidencing such coverage prior to the commencement of this Sublease.

     14. Utilities. Open TV shall pay for all water, gas, heat, light, power, telephone services and all other service supplied to the Premises.

     15. Signage. Subject to the provisions of the Prime Lease, Open TV shall have the right to facade signage, as well as the right to use any existing monument sign subject to all city permits and regulations.

     16. Satellite Antenna. Subject to the provisions of the Prime Lease, Open TV shall have the option at its sole cost and expense to install and operate satellite antenna disks and cables thereto on the roof of the building.

     17. Default. In addition to defaults contained in the Prime Lease, failure of Open TV to make any payment of Rent when due hereunder or any default by the subtenant under that certain Sublease between Netscape and Open TV for the premises located at 401 East Middlefield Road shall constitute an event of default hereunder.

     18. Notices. The addresses specified in the Prime Lease for receipt of notices to each of the parties are deleted and replaced with the following:

               To Netscape at:      Netscape Communications, Inc.
                                    501 East Middlefield Road
                                    Mountain View, California 94043
                                    Attn: Director of Real Estate

               With copy to:        Cooley Godward LLP
                                    5 Palo Alto Square
                                    3000 El Camino Real
                                    Palo Alto, CA 94306
                                    Attn: Toni P. Wise

               To Open TV at:       Open TV Inc.
                                    3401 A Hillview Avenue
                                    Palo Alto, CA 94304-1320
                                    Attn: Michael J. Praisner, CFO

               After Commencement
               Date:                At the Premises

     20.  Netscape's Obligations.

          (a) To the extent that the provision of any services or the performance of any maintenance or any other act respecting the Premises or Building is the responsibility of Prime Landlord (collectively "Prime Landlord Obligations"), upon Open TV's request, Netscape shall make reasonable efforts to cause Prime Landlord to perform such Prime Landlord Obligations, provided, however, that in no event shall Netscape be liable to Open TV for any liability, loss or damage whatsoever in the event that Prime Landlord should fail to perform the same, nor shall Open TV be entitled to withhold the payment of Rent or terminate this Sublease. It is expressly understood that the services and repairs which are incorporated herein by reference, including but not limited to the maintenance of exterior walls, structural portions of the roof, foundations, exterior walls and floors, will in fact be furnished by Prime Landlord and not by Netscape, except to the extent otherwise provided in the Prime Lease. In addition, Netscape shall not be liable for any maintenance, restoration (following casualty or destruction) or repairs in or to the Building or Premises, other than its obligation hereunder to use reasonable efforts to cause Prime Landlord to perform its obligation under the Prime Lease. Netscape will provide copies of all notices relating to the Premises between Netscape and the Prime Landlord.

          (b) Except as otherwise provided herein, Netscape shall have no other obligations to Open TV with respect to the Premises or the performance of the Prime Landlord Obligations.

     20. Early Termination of Sublease. For so long as Open TV is not in default of its obligations hereunder or under the 401 Sublease, Netscape agrees to maintain the Prime Lease in full force and effect during the entire term of this Sublease. If, without the fault of Netscape, the Prime Lease should terminate prior to the expiration of this Sublease, Netscape shall have no liability to Open TV on account of such termination.

     21. Consent of Prime Landlord and Netscape. If Open TV desires to take any action which requires the consent or approval of Netscape pursuant to the terms of this Sublease, prior to taking such action, including, without limitation, making any alterations, then, notwithstanding anything to the contrary herein, (a) Netscape shall have the same rights of approval or disapproval as Prime Landlord has under the Prime Lease, and (b) Open TV shall not take any such action until it obtain the consent of Netscape and Prime Landlord, as may be required under this Sublease or the Prime Lease. Netscape agrees that it will not unreasonably withhold its consent to any action proposed by Open TV; provided, however, that it shall be conclusively deemed reasonable for Netscape to withhold its consent to any matter as to which Prime Landlord has not consented. This Sublease shall not be effective unless and until any required written consent of the Prime Landlord shall have been obtained.

     22.  Indemnity.

          (a) Except for Netscape's gross negligence or willful misconduct, Open TV shall indemnify, defend, protect, and hold Netscape and Prime Landlord harmless from and against all actions, claims, demands, costs liabilities, losses, reasonable attorneys' fees, damages, penalties, and expenses (collectively "Claims") which may be brought or made against Netscape or which Netscape may pay or incur to the extent caused by (i) a breach of this Sublease by Open TV, (ii) any violation of law by Open TV or its employees, agents, contractors or invitees (collectively, "Agents") relating to the use or occupancy of the Premises, (iii) any act or omission by Open TV or its Agents resulting in contamination of any part or all of the Premises by Hazardous Materials, or (iv) the negligence or willful misconduct of Open TV or its Agents.

          (b) To the extent allowed by law, Open TV shall have the benefit of the Prime Landlord's indemnity under section 36 of the Prime Lease. Nothing contained in this paragraph shall be interpreted to include an indemnity from Netscape.

     23.  Americans with Disabilities Act.   Netscape shall use commercially
reasonable efforts to provide Open TV with the benefits of the Prime Landlord's obligations under section 40 of the Prime Lease.

     24. Brokers. Each party hereto represents and warrants that it has dealt with no broker in connection with this Sublease and the transactions contemplated herein, except Cornish & Carey Commercial/ONCOR International. Each party shall indemnify, protect, defend and hold the other party harmless from all costs and expenses (including reasonable attorneys' fees) arising from or relating to a breach of the foregoing representation and warranty. Netscape shall be solely responsible for payment of any commissions payable to Cornish & Carey/ONCOR International.

     25. Surrender of Premises. Upon the expiration or earlier termination of this Sublease, Open TV shall surrender the Premises in the same condition as they were in on the Commencement Date, except for ordinary wear and tear.

     26. No Third Party Rights. The benefit of the provisions of this Sublease is expressly limited to Netscape and Open TV and their respective permitted successors and assigns. Under no circumstances will any third party be construed to have any rights as a third party beneficiary with respect to any of said provisions.

     27. Counterparts. This Sublease may be signed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

     28. Rights of First Offer. In the event that Netscape decides to sublease its premises located at 455 East Middlefield Road to a nonaffiliated third party, during the term of this Sublease, Netscape shall notify Open TV of such availability and the terms and conditions on which Netscape will sublease the space. Open TV shall have five (5) business days in which to notify Netscape of Open TV's decision to sublease the space under the terms and conditions contained in Netscape's notice. In the event that Open TV does not give such notice to Netscape, Open TV shall have no further right to sublease the space and Netscape shall be free to sublease the space to any other person or entity on any terms and conditions as Netscape in its good faith discretion deems appropriate. Any such sublease shall be subject to the terms and conditions of any master lease including but not limited to any required consents.

     29. Network and Data Cabling. Netscape, at no cost to Open TV, shall leave all existing network and data cabling in the Premises. The cabling will be removed from existing workstations and tagged by Netscape.

     30. Netscape Warranty. Netscape warrants that to the best of its knowledge, the Prime Lease has not been amended or modified except as expressly set forth in this Sublease; that Netscape is not in default or breach of any of the provisions of the Prime Lease; and Netscape has not received any written notice of any claim by Prime Landlord that Netscape is in default of any of the provisions of the Prime Lease.

     31. Entire Agreement. This Sublease sets forth all the agreements between Netscape and Open TV concerning the Premises, and there are no other agreements either oral or written other than as set forth in this Sublease.

     32.  Time of Essence.  Time is of the essence in this Sublease.

     In Witness Whereof, the parties have executed this Sublease as of the date first written above.


Netscape Communications, Inc.                 Open TV Inc.

By:       /s/ xx                              By:    /s/ xx
     --------------------------------------       ---------------------------

Its: Director of Real Estate and Facilities   Its:    CEO
     --------------------------------------       ---------------------------

                                   Exhibit A
                                 Modifications

                                   Exhibit B
                                  Prime Lease

                           CONSENT OF PRIME LANDLORD
                           -------------------------


     Renault & Handley Employees Investment Co., the Prime Landlord under the Prime Lease hereby consents to the Sublease attached hereto, and all of the terms and conditions contained therein. Prime Landlord further agrees that the indemnity contained in paragraph 36 of the Prime Lease shall also be for the benefit of Open TV and that the term "Lessee" as used in paragraph 36 shall include Open TV.

Renault & Handley Employees Investment Co.,

a
     -------------------------------------

By:  /s/  xx
     -------------------------------------

Its:  Managing Partner
     -------------------------------------

Date:
     -------------------------------------

                               AGREEMENT
                          (415 East Middlefield Road)


     RE: That certain Sublease (the "Sublease") dated March 19, 1998 by and between Netscape Communications Corporation, a Delaware corporation ("Netscape") and Open T.V., Inc., a Delaware corporation ("Open TV"), for 415 East Middlefield Road, Mountain View, California.

It is agreed as follows:

Pursuant to paragraph 6 of the Sublease, "[a]ny rent or other consideration payable to Open TV in excess of the Rent payable to Netscape [pursuant to the Sublease] (`Bonus Rent') shall be divided equally between Netscape, Prime Landlord, and Open TV after first reimbursing Open TV for brokerage fees or any reasonable cost incurred to effectuate such sublease or assignment." In the event that Open TV elects to sublease the Premises, under no circumstances will any amount received by Netscape as Bonus Rent under its Sublease to Open TV be included in calculating amounts due to Middlefield Road Joint Venture (Lessor) in accordance with paragraph 26 of the lease between Lessor and Netscape dated December 12, 1995.

LESSOR                                  SUBLESSOR

Middlefield Road Joint Venture          Netscape Communications Corporation


By:       /s/ xx                                By:    /s/ xx
     -------------------------                       -----------------------
Date:     4/13/98                               Date:    4/7/98
     -------------------------                       -----------------------
                                                     Director of Real Estate
                                                     and Facilities